UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) June 13, 2024
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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway,	Suite 1500	75240
Dallas,	Texas
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTDR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
Matador Resources Company (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 13, 2024. On the April 16, 2024 record date for the Annual Meeting, there were 124,780,249 shares of the Company’s common stock outstanding with each such share being entitled to one vote.
A total of 116,425,802 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set forth below.
Proposal 1: Election of Directors
The shareholders elected each of William M. Byerley, Monika U. Ehrman and Kenneth L. Stewart as a Class I director of the Company for a term expiring at the Annual Meeting of Shareholders in 2027 and Susan M. Ward as a Class II director of the Company for a term expiring at the Annual Meeting of Shareholders in 2025. Each such director shall serve for the applicable term or the earlier death, retirement, resignation or removal of such director.

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
William M. Byerley	97,560,696	12,440,276	57,848	6,366,982
Monika U. Ehrman	99,869,421	10,131,775	57,624	6,366,982
Kenneth L. Stewart	98,081,645	11,919,536	57,639	6,366,982
Susan M. Ward	104,375,813	5,626,032	56,975	6,366,982
Proposal 2: Advisory Vote on 2023 Executive Compensation
The shareholders approved the non-binding advisory resolution approving the 2023 compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
103,826,855	6,122,551	109,414	6,366,982
Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation
The shareholders voted in favor of “1 Year” as their preferred frequency for holding future advisory votes to approve the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Votes Abstained
104,582,088	80,350	5,287,968	108,414
Proposal 4: Proposal to Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2024
The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Votes For	Votes Against	Votes Abstained
115,453,988	901,878	69,936

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: June 18, 2024	By:	/s/ Bryan A. Erman
	Name:	Bryan A. Erman
	Title:	Executive Vice President